SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 30, 1998


                                HLM DESIGN, INC.
                               -----------------
               (Exact name of Registrant as Specified in Charter)



          Delaware                 001-14137                    56-2018819
          --------                 ---------                    ----------
(State or Other Jurisdiction       (Commission               (IRS Employer
  of Incorporation)                File Number)              Identification No.)



                      121 West Trade Street
                      Suite 2950
                      Charlotte, North Carolina                   28202
                      ---------------------------------------------------
                      (Address of Principal Executive Offices) (Zip Code)




             Registrant's telephone number, including area code: (704) 358-0779
                                                                 --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     This report is an amendment to the Registrant's report on Form 8-K dated October 30, 1998 that was filed with the Securities and Exchange Commission on November 16, 1998 (the "Initial Form 8-K Report"). This amending report contains the required financial statements referenced in the Initial Form 8-K Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Attached as an exhibit to this amending report on Form 8-K are the following:

        FINANCIAL STATEMENTS OF JPJ ARCHITECTS, INC.

     Independent Auditors' Report

     Balance Sheet at April 30, 1997 and 1998 and at October 31, 1998 (unaudited) Statements of Income for the Year Ended April 30, 1997 and
       1998 and for the Six Months Ended October 31, 1998 and 1997 (unaudited)

     Statements of Stockholders' Equity for the Year Ended April 30, 1998 and
       for the Six Months Ended October 31, 1998 (unaudited)
     Statement of Cash Flows for the Year Ended April 31, 1997 and 1998 and for
       the Six Month Period Ended October 31, 1998 and  1997 (unaudited)
     Notes to Financial Statements

(B) PROFORMA FINANCIAL INFORMATION. Attached as an exhibit to this amending report on Form 8-K are the following:

        PROFORMA FINANCIAL STATEMENTS REFLECTING THE ACQUISITION OF JPJ ARCHITECTS, INC.

     ProForma Statement of Income (For the Acquisitions) for the Year
            Ended May 1, 1998 (unaudited) and Notes thereto
     ProForma Statement of Income (For the Acquisitions and the Offering) for the Year Ended May 1, 1998 (unaudited) and Notes thereto
     ProForma Statement of Income (For the Acquisition) for the Six Months Ended
            October 31, 1998 (unaudited) and Notes thereto

(c)         EXHIBITS.

Exhibit No.         Description
99.1*               Stock Purchase Agreement dated as of October 30, 1998 among
                    HLM Design, Inc. Bill D. Smith, FAIA, Walter J. Viney, AIA
                    Richard E. Morgan, AIA, Weldon W. Nash, Jr., FCSI, Ken G.
                    Rowley, AIA, Douglas R. Bissell, AIA, Paul H. Woodard, AIA,
                    Jan G. Blackmon, FAIA, and JPJ Architects, Inc.

99.2* Management and Services Agreement dated as of October 30, 1998 by and between HLM Design, Inc. and JPJ Architects, Inc.

99.3*               Press Releases dated November 3, 1998

99.4 Financial Statements of JPJ Architects, Inc., including Independent Auditors' Report

99.5 ProForma Financial Statements Reflecting the Acquisition of JPJ Architecture, Inc.

--------
*Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exhange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HLM DESIGN, INC.

Date:  January 15, 1999                  By:  /s/ Vernon B. Brannon
                                             -----------------------------------
                                         Senior Vice President, Chief Financial
                                         Officer, Treasurer, Assistant Secretary
                                         And Director






                                        2